Document is copied.
                                                                    EXHIBIT 10.4

                            COMDATA PAYMENT SERVICES

                          FUNDS DISTRIBUTION AGREEMENT
                          ----------------------------

     THIS AGREEMENT, dated as of the 9th day of July, 1999 (the "Agreement"), is
                                                ----------
made  and  entered  into  by  and  between  COMDATA NETWORK, INC., d/b/a COMDATA
CORPORATION(R),  a  Maryland  corporation  ("Comdata"),  and  Pinnacle  Business
                                                              ------------------
Management.  Inc.  (the  "Client").
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                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Comdata, through its Payment Services Business Unit, has developed, offers and operates a funds distribution service, known as Express Cash, as described more fully herein (the "Service"), which may be used by companies, like the Client, to distribute funds to persons entitled to such funds, including distribution of wages or salaries, expense reimbursement funds or distribution of other funds as may be identified by the Client and accepted by Comdata;

     WHEREAS, companies, such as the Client, using Comdata's Express Cash funds distribution service will distribute Comdata's proprietary Comchek(R) card (individually, a "Card") to certain of its employees or other persons identified by the Client as being entitled to any such funds (individually, a "Cardholder") and Comdata, in accordance with instructions received from the Client, will load the appropriate amount of funds to each individual Card which funds may then be accessed or used by such Cardholder through designated automated teller machines (individually, an "ATM"), at merchants participating in certain point-of-sale debit network(s), by the issuance of a Comchek(R) draft or other methods approved by Comdata and/or the Client; and

     WHEREAS, the Client desires to subscribe to the Service and Comdata desires to make the Service available to the Client and those Cardholders identified from time to time by the Client, in accordance with and subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Client and Comdata hereby agree as follows:

     1.     Statement  of  Service.  (a)  Subject  to  the  terms and conditions
            -------------  -------
hereof, Comdata shall make the Service available to the Client and those Cardholders identified to Comdata by the Client pursuant to which the Client may periodically transfer funds owed or otherwise due to such Cardholders by loading such funds to a Cardholder's Comchek(R) Card. Thereafter, each such Cardholder may access or use the funds available on his or her individual Card through designated ATMs, at merchants participating in certain point-of-sale debit networks, by the issuance of a Comchek(R) draft or other methods or services approved by Comdata and/or the Client and selected by each such Cardholder.

     (b) The Client agrees to transfer, in immediately available funds, the aggregate amount of funds to be loaded onto Cards to Comdata's designated bank account in accordance with the terms set forth on Exhibit B in order to make such funds available for access or use by each Cardholder designated by the Client. Each such transfer of funds by the Client shall be accompanied by information, in form and substance determined by Comdata (which may include electronic file(s) or data feeds), identifying each such Cardholder to receive access to such funds and the amount of funds to be allocated to each such Cardholder. Failure of the Client to timely transfer such funds to Comdata as set forth in Exhibit B or provide any such information required by Comdata to effect the Service may cause the Service to be unavailable to Cardholders designated by the Client at such time(s) otherwise requested.

     (c) The Client acknowledges and agrees that funds transferred to Comdata in connection with the Service will, in turn, be deposited and held in a non-interest bearing trust account (as to the Client and Cardholders) located at First American National Bank, Nashville, Tennessee, or such other bank or financial institution designated from time to time by Comdata (the "Bank"), as trustee, pursuant to a trust agreement existing between Comdata and the Bank for the benefit of each Cardholder. Comdata and/or the Bank will cause funds transfers to be made from funds assigned to each Cardholder in the Comdata account or trust account, as applicable and appropriate, in accordance with instructions received from each Cardholder by use of the Card (e.g., withdrawal instructions received from the use of the Card at an ATM or purchase instructions received from a point-of-sale network). Comdata and/or the Bank, as applicable, is requested and authorized to make such funds transfers from each such Cardholder's funds in accordance with any such instructions and to pay the principal amount of any such transactions, including any fees associated therewith, to the appropriate party or parties.

     (d) The Client is responsible for causing each such Cardholder desiring to utilize the Service to become familiar with the terms and conditions for use of the Service as set forth in Exhibit A. attached hereto and fully incorporated herein by this reference (the "Cardholder Agreement"). Among other provisions, the Cardholder Agreement is the Cardholder's express consent to, and authorization for, the Client to pay wages or other amounts otherwise due to any such Cardholder from the Client through the Service and in the manner established by the Service as the same may exist from time to time.


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     (e)     The  Client  acknowledges  and  agrees  that the Service is a funds distribution service only. In the event that the Service is utilized by the Client for distribution of wages or payroll funds due to its employees, the Client acknowledges and agrees that the Client is solely responsible for compliance with all applicable federal, state and local laws, rules and regulations relating to payroll, compensation and employment matters, including, without limitation, as applicable (i) proper withholding, and timely remittance of, any and all taxes related thereto (e.g., local, state and federal income, payroll or social security taxes) and (ii) delivery of pay stubs and similar payroll information to Cardholder employees (e.g., deduction(s) made from any payroll payment).

     2.     Cards.  Comdata  shall  furnish Cards to the Client for distribution
            -----
to, and use by, Cardholders designated by the Client who desire to utilize the Service.

     3.     Fees.  Current  fees  for  use  of  the  Service  by  the Client and
            ----
Cardholders are set forth in Exhibit B, attached hereto and fully incorporated herein by this reference. The Client agrees to promptly pay any amounts due from it to Comdata in accordance with the terms of this Agreement, including Exhibit
B. Failure to make any such payments in accordance with this Agreement shall be deemed a breach of this Agreement, in which case Comdata may immediately terminate this Agreement. Any payments made by check shall not be deemed to have been made until such check is honored upon presentment for payment at the Client's bank. Comdata may change the fees set forth in Exhibit B upon thirty
(30)  days  prior  written  notice  to  the  Client.

     4.     Security.  If requested by Comdata, the Client shall provide Comdata
            --------
with security for the performance when due of its obligations set forth herein. Comdata may suspend the Service until such time as any such security is received by Comdata in form and substance acceptable to Comdata in its discretion and as may further be set forth on Exhibit B.

     5,  Responsibility for Cards, Security Information, Etc. The Client accepts
         ---------------------------------------------------
full responsibility for the use of all Cards, passwords, personal identification numbers (individually, a "PIN") or other security codes and procedures while any such Cards or information are in the possession and control of the Client. The Client shall notify Comdata immediately by telephone of any lost, misplaced or stolen Cards, PINs, passwords or other security codes and procedures and shall be fully responsible for the unauthorized or fraudulent use thereof until such time as Comdata has received such notification from the Client, provided that any such misuse is not attributable to an error, act or omission of Comdata.

     6.     Term  and  Termination. The term of this Agreement shall commence as
            ----------------------
of the date first set forth above and shall continue thereafter until the second
(2nd) anniversary of such date. Thereafter, this Agreement shall automatically renew for consecutive, successive terms of one (1) year each, unless and until one party hereto provides the other party hereto written notice of non-renewal ninety (90) days prior to the end of the then existing term. Notwithstanding the foregoing or any other provision herein to the contrary. Comdata shall have the right to immediately terminate this Agreement by oral or written notice if the Client should (a) fail to make any payment(s) due hereunder; (b) fail to maintain a satisfactory credit relationship with Comdata; or (c) fail to perform any other obligation required to be performed by the Client pursuant to this Agreement. The Client's obligation to pay for the Service, and any transaction or other fees associated therewith, which are incurred before the effective date of termination of this Agreement shall survive such termination, and the Client's obligation to pay late charges hereunder shall survive such termination regardless of whether such late charges were incurred before the effective date of termination.

     7.     Disputed  Matters.  The  Client  must  notify Comdata of any dispute
            -----------------
relating to any invoice, billing or similar matter within sixty (60) days from the date of any such invoice, billing or similar matter or the billing item shall be deemed undisputed and accepted by the Client.

     8.     Transaction  Data.  The  Client  acknowledges  and  agrees  that all
            -----------------
transaction information, including, without limitation, Card numbers, Client's rates and fees and data gathered at the point-of-sale by Comdata, whether electronically or by voice, is the property of Comdata. The Client shall be entitled to use any such information only for its internal business purposes and shall not divulge the same to any other person, firm or corporation without the prior written consent of Comdata.

     9.     Warranties;  Limitation  of  Liability. COMDATA MAKES NO WARRANTIES,
            --------------------------------------
WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY SERVICES, PRODUCTS OR EQUIPMENT PROVIDED HEREUNDER. INCLUDING. WITHOUT LIMITATION. ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. COMDATA'S SOLE RESPONSIBILITY TO THE CLIENT AND THE CARDHOLDERS SHALL BE TO MAKE THE SERVICE AVAILABLE IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. IN NO EVENT SHALL COMDATA BE LIABLE TO THE CLIENT, ANY CARDHOLDER OR ANY OTHER FIRM OR PERSON FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES, EVEN IF COMDATA HAD PRIOR KNOWLEDGE OF THE POSSIBILITY OF SAME.


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     10.     Equipment  Usage  Limitations.  In the event that Comdata furnishes
             -----------------------------
any equipment or supplies to the Client hereunder, the Client shall use any such equipment or supplies solely in connection with the Service and shall allow no other parties to utilize such equipment or supplies without prior written authorization from Comdata.

     11.     Indemnification. (a) Each party hereto shall indemnify and hold the
             ---------------
other party hereto, its directors. officers, agents, employees, contractors and representatives harmless from and against all claims, liabilities, causes of action, demands and expenses (including attorneys' fees, court costs and disbursements) by reason of, based upon, relating to or arising out of, a breach of any of the covenants, agreements, representations or warranties contained in this Agreement, or attributable to the negligent or willful errors, acts or omissions of such indemnifying party, its agents, officers, employees or representatives. The party to be indemnified hereunder shall promptly notify the indemnifying party of any claim, demand, suit or proceeding with respect to which it seeks indemnification and the indemnifying party shall at all times have the right to defend, settle or compromise such claim, demand, suit or proceeding with counsel of its own choosing and in such manner as it may deem advisable.

     (b) Without limiting the generality of Section 11(a) above, the Client agrees to indemnify and hold Comdata (and its affiliates) harmless from any and all liabilities (including interest and penalties) which are or may be imposed on Comdata (or any of its affiliates) pursuant to wage, payroll, compensation or other employment laws, including, without limitation, Section 3505 of the Internal Revenue Code of 1986, as amended (or any successor provision thereto or any comparable provision of any state, local or foreign tax law) or otherwise in respect of any and all federal, state, local and foreign taxes required to be deducted and withheld from the wages or other compensation of the employees of the Client (or any of its affiliates). The Client's obligations under this
Section 11(b) shall survive the termination or expiration of this Agreement. regardless of whether any such liabilities arise before or after the effective date of any such termination or expiration.

     12.     Force Majeure. Neither party hereto shall be liable for any failure
             -------------
to perform due to acts of God, acts of government or ATM, point-of-sale or other debit card regulatory bodies which significantly inhibit or prohibit the Service contemplated hereby, wars, fires, floods, explosions, natural catastrophes, civil disturbances, strikes, riots, unusually severe weather (such as tornadoes), or failures or fluctuations in electrical power, heat, light, air conditioning, computer, or telecommunications services or equipment ("Force Majeure"). In such event, the performance of such party's obligations shall be suspended during the period of existence of such cause and the period reasonably required thereafter to resume the performance of the obligation. The parties shall use their best reasonable efforts to minimize the consequences of Force Majeure.

     13.     Certain  Further Assurances; Certain Information. (a) Upon request,
             ------------------------------------------------
the Client agrees to promptly complete and deliver such further documents as necessary or appropriate and as Comdata may reasonably request related to providing the Service. In the event that such further document(s) is not promptly received, Comdata may thereafter terminate this Agreement.

     (b) The Client shall, if requested, provide Comdata with written certification (signed by an appropriate officer of the Client) from time to time to the effect that the Client is in full compliance with its obligations under all federal, state, local and foreign tax laws relating to withholding and payment of payroll taxes with respect to its employees (and the employees of its affiliates), as well as such other information relating to payroll taxes of the Client (and its affiliates) as may be requested by Comdata. In addition, the Client shall provide Comdata with its financial statements to the extent requested by Comdata from time to time.

     14.     Notice  of  Breach;  Right to Cure. In the event of a breach of, or
             ----------------------------------
default under, this Agreement by either party, the non-defaulting party shall provide the defaulting party with written notice of the nature of the breach or default. Unless otherwise provided to the contrary herein, the defaulting party shall have thirty (30) days from the date of any such notice to cure such breach or default. In the event any such breach or default is not cured or waived within such thirty (30) day period, the non-defaulting party may thereafter terminate this Agreement upon fifteen (15) days prior written notice to the defaulting party.

     15.     Confidentiality.  Comdata and the Client agree and covenant to each
             ---------------
other that they shall not, during the performance of this Agreement or at any time after the termination or expiration hereof, use or disclose to any third party other than during the proper performance of their duties hereunder, the terms of this Agreement, or any of the procedures, practices or confidential dealings of the other party hereto. The provisions of this Section shall not apply to disclosures required by law.

     16.     Notices.  All  notices  called for herein shall be given in writing
             -------
and sent by U.S. mail, by facsimile, by hand delivery or by overnight courier, directed as follows: (a) if to Comdata to: Comdata Network. Inc., 5301 Maryland Way, Brentwood, Tennessee 37027. Attention: Senior Vice President and General Manager, Payment Services Division: and (b) if to the Client to the address set forth on Exhibit B.

     17.     Governing  Law;  Forum Selection. This Agreement shall be construed
             --------------------------------
in accordance with the laws of the State of Tennessee. Any action to enforce or interpret this Agreement shall be brought in the appropriate judicial forum in Williamson County. Tennessee (or the appropriate federal court for the Middle District of Tennessee), and the parties hereby consent to such jurisdiction and venue and waive any objections thereto.


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     18.     Attorneys'  Fees.  In the event any action or proceeding is brought
             ----------------
to interpret or enforce this Agreement, the prevailing party in such action or proceeding shall be entitled to recover its attorneys' fees (including costs and expenses), in addition to any other relief to which it may be entitled.

     19.     Assignment.  This  Agreement  shall be binding upon the parties and
             ----------
their respective successors and assigns. The Client may not transfer or assign this Agreement without the prior written consent of Comdata.

     20.     Waiver.  Failure  to  insist upon strict compliance with any of the
             ------
terms or conditions of this Agreement shall not be deemed a waiver of such term or condition, nor shall any waiver or relinquishment of any right or power hereunder at any time or times be deemed a subsequent waiver or relinquishment o such right or power.

     21.     Original;  Facsimile  Copy.  The Client shall return the originally
             --------------------------
executed copy of this Agreement to Comdata as soon as possible. Notwithstanding the foregoing, the Client and Comdata acknowledge and agree that an executed facsimile copy of this Agreement is sufficient to evidence this Agreement and the effectiveness hereof.

     22.     Entire  Agreement,  This Agreement constitutes the entire agreement
             -----------------
between the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements and understandings regarding the subject matter hereof, whether written or verbal. This Agreement may be modified or amended only in writing signed by the parties hereto.

     IN WITNESS WHEREOF, the Client and Comdata, through their respective duly authorized and acting representatives, have executed and delivered this Agreement to be effective as of the date first set forth above.


COMDATA  NETWORK,  INC.                 Pinnacle  Business  Management.  Inc.
                                        -------------------------------------
d/b/a COMDATA CORPORATION(R)            Printed or Typed Name of the Client


By:     /s/  Bobby  Monord                   By:     /s/ Joseph N. Vallone
   -----------------------                      --------------------------
Title:  VP  of  Credit                       Title:  Vice President
      --------------------                         -----------------------


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